UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549


FORM 8-K
CURRENT REPORT

Pursuant
To Section 18 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): July 23, 2009



GLOBAL ENVIRO SOLUTIONS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

GREEN OASIS ENVIRONMENTAL, INC
(FORMER NAME OF REGISTRANT SINCE ITS LAST REPORT)





          Florida                   33-68304                  57-0970282

(State or other jurisdiction       (Commission             (I.R.S. employer
      of incorporation)            File Number)          identification number)


17310-106 Avenue, NW, Edmonton, Alberta, Canada T5S 1H9
(Address of principal executive offices)        (Zip code)



(780) 443-4237
Registrant's telephone number, including area code



184 East Bay St. Ste 302, Charleston, South Carolina, 29401
(Former Address If Changed since Last Report)






Item 5.03		Amendments to Articles of Incorporation

Effective July 10, 2009, pursuant to resolutions of the Board of Directors, Registrant filed a Certificate of Amendment with the State of Florida changing its name to Global Enviro Solutions, Inc.




Item 9.01		Exhibits

		Exhibits
(10.1)	Resolution of the Board of Directors.








SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

						Global Enviro Solutions, Inc.
						(Registrant)
Dated: July 23, 2009				By: /s/ Peter Margiotta
                                                Peter Margiotta, Chairman
                                                     of the Board of Directors